                                                                    Exhibit 10.1




                              AETNA SERVICES, INC.,
                                   AS BORROWER

                                   AETNA INC.,
                                  AS GUARANTOR




                      AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of March 27, 2000





                          J.P. MORGAN SECURITIES INC.,
                                 Lead Arranger,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            as Administrative Agent,

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                             Co-Administrative Agent

                                 CITIBANK, N.A.,
                                Syndication Agent

                            THE CHASE MANHATTAN BANK,
                              Senior Managing Agent

                                    AMENDED AND RESTATED CREDIT AGREEMENT (this
                           "Amendment and Restatement") dated as of March 27, 2000, among AETNA SERVICES, INC. (the "Borrower"), AETNA INC. (the "Guarantor"), the BANKS listed on the signature pages hereof (the "Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").

                              W I T N E S S E T H :

                  WHEREAS, certain of the parties hereto have heretofore entered into a Credit Agreement dated as of April 1, 1999 (the "Agreement");

                  WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

                  WHEREAS, the parties hereto desire to amend such Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

                  SECTION 2. Amendment, Replacement and Restatement. (a) The Agreement, including all schedules and exhibits thereto, is hereby terminated and simultaneously replaced by a new credit agreement, this Amendment and Restatement, identical to the Agreement except as expressly set forth below.

                  (b) Section 1.01 of the Agreement is hereby amended by (i) deleting the definitions of the defined terms "Level I Period", "Level II Period", "Level III Period", "Level IV Period", "Level V Period", "Level VI Period", "Level VII Period", "Level VIII Period" and "Termination Date" in their entirety and (ii) inserting the following definitions in the appropriate alphabetical order:

                  "Amended and Restated Credit Agreement" means the Amended and Restated Credit Agreement dated as of March 27, 2000, with respect to this Agreement.

                  "Base Rate Margin" has the meaning set forth in Section
         2.08(a).

                  "Guarantor's 1999 Form 10-K" means the Guarantor's annual report on Form 10-K for 1999 as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

                  "Level I Period" means any period during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) A+ by S&P and/or (ii) A1 by Moody's and/or (iii) A+ by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                  "Level II Period" means any period (other than a Level I Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) A by S&P and/or (ii) A2 by Moody's and/or (iii) A by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                  "Level III Period" means any period (other than a Level I Period or Level II Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) A- by S&P and/or (ii) A3 by Moody's and/or (iii) A- by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                  "Level IV Period" means any period (other than a Level I Period, Level II Period or Level III Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) BBB+ by S&P and/or (ii) Baa1 by Moody's and/or (iii) BBB+ by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                  "Level V Period" means any period (other than a Level I Period, Level II Period, Level III Period or Level IV Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) BBB by S&P and/or (ii) Baa2 by Moody's and/or (iii) BBB by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                  "Level VI Period" means any period (other than a Level I Period, Level II Period, Level III Period, Level IV Period or Level V Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) BBB- by S&P and/or (ii) Baa3 by Moody's and/or (iii) BBB- by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                  "Level VII Period" means any period other than a Level I Period, Level II Period, Level III Period, Level IV Period, Level V Period or Level VI Period.

                  "Termination Date" means the first to occur of (a) March 27, 2001, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day, or (b) the date of the closing of any transaction, or the date of the closing of the final transaction in a series of transactions (including, without limitation, a distribution to shareholders of the Guarantor), that results in all or substantially all of the Guarantor's health care business as it exists on the date hereof being owned, directly or indirectly, by one publicly traded entity ("Healthco") and all or substantially all of the Guarantor's financial services business as it exists on the date hereof being owned, directly or indirectly, by a publicly traded entity other than Healthco.

                  (c) Section 2.08(a) of the Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to sum of the Base Rate Margin plus the Base Rate for such day. Such interest shall be payable for each Interest Period on the earlier of (i) the last day of the Interest Period applicable thereto or (ii) the Termination Date. Any overdue principal of and, to the extent permitted by law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Base Rate Margin plus the Base Rate for such day.

                  "Base Rate Margin" applicable to any Base Rate Loan outstanding on any day means:

                           (i) if such day falls within a Level I Period, Level
                  II Period, Level III Period, Level IV Period or Level V Period, then 0%;

                           (ii) if such day falls within a Level VI Period, then
                  (A) 0%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .250%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .375%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%; and

                           (iii) if such day falls within a Level VII Period,
                  then .750%.

                  (d) Section 2.08(b) of the Agreement is hereby amended by deleting the definition of "CD Margin" in its entirety and substituting in lieu thereof the following:

                  "CD Margin" applicable to any CD Loan outstanding on any day means:

                           (i) if such day falls within a Level I Period, then
                  (A) .305%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .405%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .505%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (ii) if such day falls within a Level II Period, then
                  (A) .345%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .445%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .545%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (iii) if such day falls within a Level III Period,
                  then (A) .435%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .535%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .635%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (iv) if such day falls within a Level IV Period, then
                  (A) .515%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .615%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .715%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (v) if such day falls within a Level V Period, then
                  (A) .740%, if such day falls within any calendar quarter with respect to which the

                  Utilization Percentage is less than or equal to 25%, (B) .840%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .940%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (vi) if such day falls within a Level VI Period, then
                  (A) .950%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) 1.200%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) 1.325%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%; and

                           (vii) if such day falls within a Level VII Period,
                  then 1.625%.

                  (e) Section 2.08(c) of the Agreement is hereby amended by deleting the definition of "Euro-Dollar Margin" in its entirety and substituting in lieu thereof the following:

                  "Euro-Dollar Margin" applicable to any Euro-Dollar Loan outstanding on any day means:

                           (i) if such day falls within a Level I Period, then
                  (A) .180%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .280%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .380%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                            (ii) if such day falls within a Level II Period,
                  then (A) .220%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .320%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .420%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (iii) if such day falls within a Level III Period,
                  then (A) .310%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .410%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .510%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (iv) if such day falls within a Level IV Period, then
                  (A) .390%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .490%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .590%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (v) if such day falls within a Level V Period, then
                  (A) .615%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) .715%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) .815%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%;

                           (vi) if such day falls within a Level VI Period, then
                  (A) .825%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is less than or equal to 25%, (B) 1.075%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 25% and less than or equal to 50% and (C) 1.200%, if such day falls within any calendar quarter with respect to which the Utilization Percentage is greater than 50%; and

                           (vii) if such day falls within a Level VII Period,
                  then 1.500%.

                  (f) Section 2.09(a) of the Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  (a) Facility Fee. The Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments, a facility fee at the rate of (i) 0.070% per annum during each Level I Period, (ii) 0.080% per annum during each Level II Period, (iii) 0.090% per annum during each Level III Period, (iv) 0.110% per annum during each Level IV Period, (v) 0.135% per annum during each Level V Period,
         (vi) 0.175% during each Level VI Period and (vii) 0.250% during each Level VII Period. Such facility fee shall accrue (i) from and including the date on which the Amended and Restated Credit Agreement becomes effective to but excluding the last day of the Revolving Credit Period, in each case, on the daily average aggregate amount of the Commitments (whether used or unused) and (ii) if any Loans remain outstanding after the Revolving Credit Period, from and including the last day of the Revolving Credit Period to but excluding the date such Loans shall be repaid in full, on the daily average aggregate outstanding principal amount of such Loans.

                  (g) Section 4.04 of the Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  SECTION 4.04. Financial Information.

                  (a) The consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as of December 31, 1999, the related consolidated statements of cash flows for the year then ended and consolidated statement of income and retained earnings for the year then ended, reported on by KPMG LLP and set forth in the Guarantor's 1999 Annual Report to Shareholders, copies of which have been delivered to the Agent for distribution to each of the Banks, fairly present, in conformity with United States generally accepted accounting principles, the consolidated financial position of the Guarantor and its Consolidated

         Subsidiaries as of such date and their consolidated results of operations and cash flows for such year.

                  (b) Except as disclosed in the Guarantor's 1999 Form 10-K, since December 31, 1999, there has been no material adverse change in the business, financial position or results of operations of the Guarantor and its Consolidated Subsidiaries, taken as a whole.

                  (h) Sections 4.05 and 4.09 of the Agreement are hereby amended by deleting each reference to "the Guarantor's 1998 Form K" and substituting in lieu thereof the following: "the Guarantor's 1999 Form K".

                  SECTION 3. Confirmation of Guaranty. The Guarantor confirms that its guaranty of the obligations of the Borrower pursuant to Article IX of the Agreement shall apply to the obligations of the Borrower under the Agreement as amended and restated hereby.

                  SECTION 4. Changes in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 6,

                  (a) each Person listed on the signature pages hereof which is not a party to the Agreement shall become a Bank party to the Agreement;

                  (b) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof; and

                  (c) any Bank not listed on the signature pages hereof shall upon such effectiveness cease to be a Bank party to the Agreement and shall have a Commitment of zero, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that, the provisions of Sections 2.13, 2.15 and 10.03 of the Agreement shall continue to inure to the benefit of each such Bank.

                  SECTION 5. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6. Counterparts; Conditions to Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when the Agent shall have received:

                  (a) duly executed counterparts hereof signed by the Borrower, the Guarantor and all of the Banks listed on the signature pages hereof (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) an opinion of (i) William C. Baskin III, counsel to the Borrower and the Guarantor, dated the date hereof and addressed to the Banks, and of (ii) Davis Polk & Wardwell, special counsel to the Borrower and the Guarantor, dated the date hereof and addressed to the Banks, in each case to the effect set forth in Exhibits A-1 and A-2 hereto, and the Borrower and the Guarantor hereby instruct such counsel to deliver such opinions to the Agent;

                  (c) a certificate from the Vice Chairman for Strategy and Finance or the Vice President, Finance of each of the Borrower and the Guarantor, dated the date hereof, and certifying that (i) no Default has occurred and is continuing as of the date hereof and (ii) the representations and warranties set forth in Article IV of the Agreement as amended hereby are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date;

                  (d) (i) for its own account all fees due and payable to it and in such amounts as have been previously agreed upon in writing among the Borrower, the Guarantor and the Agent in connection with this Amendment and Restatement and (ii) for the account of each Bank, all accrued fees and other amounts payable under the Agreement; and

                  (e) receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower and the Guarantor, the corporate authority for and the validity of this Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

                  SECTION 7. Original Credit Agreement. Until this Amendment and Restatement becomes effective as provided in Section 6, the Agreement shall continue in full force and effect in accordance with the provisions thereof, the rights and obligations of the parties thereto shall not be affected hereby and all fees and interest accruing under the Agreement shall continue to accrue at the rates provided for therein.

                  SECTION 8. Expenses. The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment and Restatement including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.


                              AETNA SERVICES, INC.

                              by
                                /s/ Alan J. Weber
                                -------------------------------------
                              Name:  Alan J. Weber
                              Title: Vice Chairman for
                                     Strategy and Finance


                              Aetna Services, Inc.
                              151 Farmington Avenue, RE6A
                              Hartford, Connecticut 06156
                              Attention: Vice President,
                                Finance

                              Telecopier:  (860) 273-1314
                              Telex: 99 241

                              With a copy to:

                              Aetna Inc.
                              151 Farmington Avenue, RC4A
                              Hartford, Connecticut 06156
                              Attention:  General Counsel

                              Telecopier:  (860) 273-8340
                              Telex: 99 241

                              AETNA INC.

                              by
                                /s/ Alan J. Weber
                              ---------------------------
                              Name:  Alan J. Weber
                              Title: Vice Chairman for
                                     Strategy and Finance


                              Aetna Inc.
                              151 Farmington Avenue, RE6A
                              Hartford, Connecticut 06156
                              Attention: Vice President,
                                 Finance

                              Telecopier:  (860) 273-1314
                              Telex: 99 241

                              With a copy to:

                              Aetna Inc.
                              151 Farmington Avenue, RC4A
                              Hartford, Connecticut 06156
                              Attention:  General Counsel

                              Telecopier:  (860) 273-8340
                              Telex: 99 241

Commitment
$40,000,000.00                      MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, individually and as
                                    Administrative Agent

                                    by
                                       /s/    Julie A. Prince
                                       ----------------------------------
                                       Name:  Julie A. Prince
                                       Title: Associate

Commitment
$40,000,000.00                      CITIBANK, N.A.

                                    by
                                       /s/    Claire Wibroe
                                       ----------------------------------
                                       Name:  Claire Wibroe
                                       Title: Vice President

Commitment
$40,000,000.00                      DEUTSCHE BANK AG, NEW YORK
                                    AND/OR CAYMAN ISLANDS BRANCHES

                                    by
                                       /s/    Clinton M. Johnson
                                       ----------------------------------
                                       Name:  Clinton M. Johnson
                                       Title: Managing Director


                                    by
                                       /s/    John S. McGill
                                       ----------------------------------
                                       Name:  John S. McGill
                                       Title: Director

Commitment
$38,000,000.00                      THE CHASE MANHATTAN BANK

                                    by
                                       /s/    Peter Platten
                                       ----------------------------------
                                       Name:  Peter Platten
                                       Title: Vice President

Commitment
$34,500,000.00                      BANK ONE, N.A. (CHICAGO OFFICE)

                                    by
                                       /s/    Timothy J. Stambaugh
                                       ----------------------------------
                                       Name:  Timothy J. Stambaugh
                                       Title: Senior Vice President

Commitment
$34,500,000.00                      STATE STREET BANK AND TRUST
                                    COMPANY

                                    by
                                       /s/    Edward M. Anderson
                                       ----------------------------------
                                       Name:  Edward M. Anderson
                                       Title: Vice President

Commitment
$34,500,000.00                      FIRST UNION NATIONAL BANK

                                    by
                                       /s/    Thomas L. Stitchberry
                                       -----------------------------------
                                       Name:  Thomas L. Stitchberry
                                       Title: Senior Vice President

Commitment
$34,500,000.00                      FLEET BANK

                                    by
                                       /s/    Jan-Gee W. McCollam
                                       ------------------------------------
                                       Name:  Jan-Gee W. McCollam
                                       Title: Senior Vice President

Commitment
$34,500,000.00                      MELLON BANK, N.A.

                                    by
                                       /s/    Marsha Wicker
                                       ------------------------------------
                                       Name:  Marsha Wicker
                                       Title: Vice President

Commitment
$34,500,000.00                      WACHOVIA BANK, N.A.

                                    by
                                       /s/    Mark A. Edwards
                                       ------------------------------------
                                       Name:  Mark A. Edwards
                                       Title: Senior Vice President

Commitment
$30,000,000.00                      ABN-AMRO BANK N.V.

                                    by
                                       /s/    Bruce D. Ballentine
                                       ------------------------------------
                                       Name:  Bruce D. Ballentine
                                       Title: Group Vice President

                                    by
                                       /s/    Anne Bezelenejnykh Guiller
                                       ------------------------------------
                                       Name:  Anne Bezelenejnykh Guiller
                                       Title: Assistant Vice President

Commitment
$30,000,000.00                      CREDIT LYONNAIS NEW YORK BRANCH

                                    by
                                       /s/    Peter Rasmussen
                                       ------------------------------------
                                       Name:  Peter Rasmussen
                                       Title: Vice President

Commitment
$25,000,000.00                      BANK OF AMERICA, N.A.

                                    by
                                       /s/    William D. Duke
                                       ------------------------------------
                                       Name:  William D. Duke
                                       Title: Principal

Commitment
$25,000,000.00                      BARCLAYS BANK PLC

                                    by
                                       /s/    Douglas Bernegger
                                       -----------------------------------
                                       Name:  Douglas Bernegger
                                       Title: Director

Commitment
$25,000,000.00                      CAJA DE AHORROS Y MONTE
                                    DE PIEDAD DE MADRID

                                    by
                                       /s/    Carlos Stilianopoulos
                                       ------------------------------------
                                       Name:  Carlos Stilianopoulos
                                       Title: Head of Origination
                                              and Syndication


                                    by
                                       /s/    Jose Luis Garcia Perez
                                       ------------------------------------
                                       Name:  Jose Luis Garcia Perez
                                       Title: Head of Origination
                                              Capital Markets